UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 5, 2020
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6634 Hwy 53
Braselton, GA 30517
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 3, 2020, the Compensation Committee of the Board approved amendments to executive employment agreements to remove specific target metrics for the executive bonus program. The amendments authorize the Compensation Committee to structure, calculate and design the executive bonus program with the intent of driving stockholder value and serving to align and engage employees. Effective August 5, 2020, the Company, or Fox Factory, Inc., as applicable, entered into amendments to the Amended and Restated Employment Agreement, dated June 29, 2019, with Michael C. Dennison, the Company’s Chief Executive Officer (the “Dennison Amendment”), the Employment Agreement, dated June 29, 2019 (the “Winters Agreement”), with Richard T. Winters, President of the Powered Vehicles Group (the “Winters Amendment”), and the Employment Agreement, dated May 1, 2018, with Christopher J. Tutton, President of the Specialty Sports Group (the “Tutton Amendment” and together with the Winters Amendment and the Dennison Amendment, the “Amendments”).
The foregoing summary of the Amendments does not purport to be complete and is subject to, and qualified in its entirety by, reference to the complete text of the Amendments and the Winters Agreement, attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Amendment to the Amended and Restated Employment Agreement, by and between Fox Factory Holding Corp. and Michael C. Dennison, dated August 5, 2020.
10.2	Amendment to the Amended and Restated Employment Agreement, by and between Fox Factory, Inc. and Richard T. Winters, dated August 5, 2020.
10.3	Amendment to the Amended and Restated Employment Agreement, by and between Fox Factory, Inc. and Christopher J. Tutton, dated August 5, 2020.
10.4	Employment Agreement by and between Fox Factory, Inc. and Richard T. Winters, dated June 29, 2019.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	August 10, 2020	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer